                                                                     EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report appearing on page 12 of this Form 10-K, into the Company's previously filed registration statements as listed below.

   1. Registration Statements on Form S-8 covering the Scientific-Atlanta, Inc. 1978 Non-Qualified Stock Option Plan for Key Employees, as amended (File Nos. 2-72029, 33-5623, 33-20858, and 33-36926);

   2. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1981 Incentive Stock Option Plan (File No. 33-781);

   3. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Non-Employee Directors Stock Option Plan (File No. 33- 35313);

   4. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Voluntary Employee Retirement and Investment Plan (File Nos. 33-69827 and 333-64971);

   5. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1992 Employee Stock Option Plan (File No. 33-69218);

   6. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1993 Restricted Stock Awards (File No. 33-52135);

   7. Registration Statement on Form S-8 covering the Long-Term Incentive Plan of Scientific-Atlanta, Inc. (File Nos. 33-56449 and 333-67931);

   8. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Stock Plan for Non-Employee Directors (File Nos. 33-64065 and 333-40217);

   9. Registration Statement on Form S-8 covering the 1996 Employee Stock Option Plan (File Nos. 333-18893 and 333-67471);

  10. Registration Statement on Form S-8 covering the Non-Qualified Stock Option Agreement with Employee (File No. 333-18891);

  11. Registration Statement on Form S-8 covering the Non-Qualified Stock Option Agreement with Employee (File No. 333-23083); and

  12. Registration Statement on Form S-8 covering the 1998 Employee Stock Purchase Plan (File No. 333-62883).


                                                          Arthur Andersen LLP

Atlanta, Georgia
September 24, 1999